UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2009

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26339	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2009, Juniper Networks, Inc. (the "Company") entered into amendments to three existing leases for the Company’s corporate headquarters facilities in Sunnyvale, California. The amendments were entered into with Sunnyvale Office Park, L.P., the successor in interest to CSVH Mathilda I, LLC, CSVH Mathilda II, LLC and CSVH Mathilda III, LLC, the successors in interest to Mathilda Operating Company LLC, the holding company of Mathilda Associates LLC and Mathilda Associates II LLC, the original landlords under the respective leases. Each lease was amended to: (1) extend the underlying lease term, and (2) establish new monthly base rent payments for periods after November 1, 2009. The new monthly base rent payments represent a significant reduction in base rent that would have been payable for the previously remaining terms of each of the underlying leases. A summary of the amendments is as follows:

1. The lease between Mathilda Associates LLC and the Company dated June 18, 1999, as amended, for the building located at 1194 N. Mathilda Avenue, Sunnyvale California was amended to extend the term of such lease to June 30, 2020.

2. The lease between Mathilda Associates LLC and the Company dated February 28, 2000, as amended, for the building located at 1184 N. Mathilda Avenue, Sunnyvale California was amended to extend the term of such lease to October 31, 2021.

3. The lease between Mathilda Associates II LLC and the Company dated August 15, 2000, as amended, for the building located at 1220 N. Mathilda Avenue, Sunnyvale California was amended to extend the term of such lease to November 30, 2022.

The aggregate base rent payments under the amended leases are as follows:

Period: Monthly Amount

11/1/09-6/30/11: $1,143,145.78*
7/1/11-6/30/12: $1,177,781.01
7/1/12-6/30/13: $1,213,455.30
7/1/13-6/30/14: $1,250,199.82
7/1/14-6/30/15: $1,288,046.67
7/1/15-6/30/16: $1,327,028.93
7/1/16-6/30/17: $1,367,180.65
7/1/17-6/30/18: $1,408,536.93
7/1/18-6/30/19: $1,451,133.89
7/1/19-6/30/20: $1,495,008.77
7/1/20-6/30/21: $1,042,194.66
7/1/21-10/31/21: $1,073,671.81
11/1/21-6/30/22: $617,846.56
7/1/22-11/30/22: $636,489.41

* The Company is entitled to a rent credit for the month of November 2009 in the amount of $347,072.42 against the base rent obligation.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

October 19, 2009	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Senior Vice President and General Counsel